Management Presentation
February 28, 2008

Fourth Quarter &
Full Year 2007 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation, including our "2008 Financial Outlook", contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- risks arising from identified significant deficiencies in internal control over financial reporting;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- foreign currency fluctuations; and
- risks arising from the Company's historical option grant practices.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

Summary of 2007 Results

(US$ in millions, except per share amounts)	Actual	Revised Guidance
Revenue	$547.3	$515 - $525
Organic Growth	23.4%	18%
Adjusted MDC EBITDA	$47.7	$46.0 - $47.0
Adjusted Cash EPS	$1.40	$1.35 - $1.40
Adjusted Free Cash Flow	$18.2	$16.5 - $17.5
Shares Outstanding - Diluted	25.0	25.0

Note: See definititions in the appendix of this presentation.

MDC PARTNERS

Summary of Consolidated Results

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2007	2006	% Change	2007	2006	% Change
Revenue	$ 155.6	$ 121.8	*27.7* %	$ 547.3	$ 412.2	*32.8* %
Operating Expenses						
Cost of services sold	98.5	66.5	*48.1* %	351.9	236.9	*48.5* %
SG&A	38.7	33.4	*15.9* %	143.2	127.3	*12.5* %
D&A	7.8	6.0	*29.6* %	29.2	24.2	*21.0* %
Operating Income	10.5	15.8	*(33.6)* %	23.0	23.8	*(3.2)* %
margin	*6.8%*	*13.0%*		*4.2%*	*5.8%*	
Other income (expense)	(3.0)	(2.8)	*(6.3)* %	(16.1)	(8.8)	*(81.9)* %
Income taxes	(9.0)	(7.9)	*(14.5)* %	(5.6)	(7.1)	*21.1* %
Equity in Earnings (Losses) of Affiliates	0.0	(0.5)	*NM*	0.2	0.2	*1.8* %
Minority Interests	(5.7)	(6.6)	*14.0* %	(20.6)	(16.7)	*(23.0)* %
Loss from Contining Operations	(7.1)	(1.9)		(19.1)	(8.7)	
Loss from discontinued operations	(1.1)	(3.1)		(7.3)	(24.8)	
Net Loss	$ (8.2)	$ (5.0)		$ (26.4)	$ (33.5)	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – Revenue

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2007	2006	% Change	2007	2006	% Change
Revenue						
Strategic Marketing Services	$ 85.7	$ 70.1	*22.3 %*	$ 313.8	$ 241.5	*30.0 %*
Customer Relationship Management	33.8	24.2	*39.9 %*	113.0	84.9	*33.0 %*
Specialized Communication Services	36.1	27.6	*30.8 %*	120.5	85.8	*40.5 %*
Total Revenue	$ 155.6	$ 121.8	*27.7 %*	$ 547.3	$ 412.2	*32.8 %*

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Fourth Quarter 2007 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	7.1%	-	1.5%	4.4%
Foreign Exchange Growth	1.9%	-	11.8%	3.8%
Consolidation of Equity Affiliates	1.5%	-	10.4%	3.2%
Organic Growth	11.8%	39.9%	7.1%	16.3%

Note: Organic revenue growth for the fourth quarter of 2006 was 20.0% excluding the discontinued operations.

MDC PARTNERS

Full Year 2007 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	4.9%	-	1.1%	3.1%
Foreign Exchange Growth	0.9%	-	4.9%	1.5%
Consolidation of Equity Affiliates	3.5%	-	13.1%	4.8%
Organic Growth	20.7%	33.0%	21.5%	23.4%

Note: Organic revenue growth for 2006 was 11.9% excluding the discontinued operations.

MDC PARTNERS

Summary of Segment Results – EBITDA

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2007	2006	*% Change*	2007	2006	*% Change*
EBITDA						
Strategic Marketing Services	$ 18.4	$ 20.4	*(9.8)* %	$ 55.1	$ 52.9	*4.2* %
Customer Relationship Management	3.1	2.7	*16.1* %	9.9	7.0	*41.9* %
Specialized Communication Services	6.1	5.9	*2.4* %	15.1	15.5	*(2.4)* %
Marketing Communications	27.5	29.0	*(4.9)* %	80.2	75.4	*6.4* %
Corporate Expenses	(4.3)	(5.7)	*(24.4)* %	(17.7)	(19.1)	*(7.2)* %
Total EBITDA	$ 23.2	$ 23.3	*(0.2)* %	$ 62.5	$ 56.3	*11.0* %
Total Adjusted EBITDA	$ 24.4	$ 20.8	*17.3* %	$68.2	$50.0	*36.3* %
margin	*15.7%*	*16.5%*		*12.5%*	*11.7%*	

Note: Adjusted EBITDA margin calculated based on adjusted Revenue for the period. See appendix for calculation of adjusted revenue.

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2007	2006	% Change	2007	2006	% Change
MDC EBITDA						
Strategic Marketing Services	$ 14.8	$ 15.3	*(3.3) %*	$ 39.5	$ 39.8	*(0.9) %*
Customer Relationship Management	3.0	2.6	*16.1 %*	9.8	6.9	*41.6 %*
Specialized Communication Services	4.0	4.4	*(9.7) %*	10.4	11.9	*(13.3) %*
Marketing Communications	21.8	22.4	*(2.3) %*	59.6	58.7	*1.6 %*
Corporate	(4.3)	(5.7)	*(24.4) %*	(17.7)	(19.1)	*(7.2) %*
Total MDC EBITDA	$ 17.5	$ 16.6	*5.3 %*	$ 41.9	$ 39.6	*5.9 %*
Total MDC Adjusted EBITDA	$ 18.7	$ 14.3	*31.0 %*	$47.7	$32.8	*45.5 %*

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Cash EPS Reconciliation

(US$ in millions)

	Twelve Months Ended December 31, 2007	2006
Loss from Continuing Operations	($19.1)	($8.7)
Depreciation, Amortization & Deffered Financing Cost Amortization	31.6	27.2
Stock Based Compensation	10.2	8.4
Non-cash Unrealized Foreign Exchange	7.2	(0.6)
Deferred tax valuation allowance	1.5	3.0
Cash Earnings	31.4	29.3
Diluted Shares	25.0	23.9
Cash EPS	$1.26	$1.23
Adjusted Cash EPS	$1.40	$1.04

MDC PARTNERS

Free Cash Flow

(US$ in millions)	Twelve Months Ended December 31, 2007	2006
Adjusted MDC EBITDA	$47.7	$32.8
Capital Expenditures, net	(15.0)	(22.4)
Cash Taxes	(1.2)	(1.3)
Cash Interest, net	(13.2)	(7.7)
Adjusted Free Cash Flow	**$18.2**	**$1.4**
Capital Expenditures (as reported)	20.1	22.4
Reimbursable Capital Expenditures	(5.1)	(0.0)
Capital Expenditures, net	$15.0	$22.4

MDC PARTNERS

Liquidity Profile

Available Liquidity at December 31, 2007

(US$ in millions)

Commitment Under Facility	$	185.0
Revolver		1.9
Term Loan A		60.0
Delayed Draw Term Loan B		51.5
		113.4
Letters of Credit		7.0
Funds Available Under Facility	$	64.6
Available Cash		6.9
Liquidity	$	71.5

MDC PARTNERS

Temporal Put Obligations and Impact on EBITDA

	Estimated Put Impact at December 31, 2007			
	Payment Consideration			Incremental
(US$ in millions)	Cash	Stock	Total	EBITDA in Period
2008	$11.8	$0.3	$12.1	$2.8
2009	2.1	0.9	3.0	0.6
2010	26.3	6.5	32.8	4.1
2011	2.0	1.1	3.1	1.6
2012 - 2015	15.7	3.0	18.7	3.4
Total	$57.9	$11.9	$69.8	$12.5

Effective Multiple	5.6

Note: Excludes put rights of $8.5 million exercisable pursuant to termination of employment.

MDC PARTNERS

2008 Financial Outlook

Revenue	$600 - $610 million
MDC's Share of EBITDA	$61 - $64 million
Free Cash Flow	$30 - $35 million

Note: See appendix for definitions of non-GAAP measures.

MDC PARTNERS

Free Cash Flow Trend Demonstrates the Leveragability of our Model and Ability to Generate Free Cash Flow

US$ in millions.	2008E	2007A	2006A
Free Cash Flow	$30 - $35	$18.2	$1.4

Appendix

MDC PARTNERS

MDC PARTNERS

Adjusted Consolidated EBITDA Margins

(US$ in millions)	Three Months ended December 31, 2007	Three Months ended December 31, 2006	Twelve Months ended December 31, 2007	Twelve Months ended December 31, 2006
Reported Revenue	$ 155.6	$ 121.8	$ 547.3	$ 412.2
Consolidation of equity affiliates	-	3.9	-	19.8
Client termination payment	-	-	-	(5.3)
Adjusted Revenue	155.6	125.8	547.3	426.7
growth	*24%*		*28%*	
Reported EBITDA	$ 23.2	$ 23.3	$ 62.5	$ 56.3
Costs related to CFO change	-	-	1.9	-
Consolidation of equity affiliates	-	0.8	-	2.7
Client termination payment	-	-	-	(5.3)
Retention payments and other	1.2	-	3.9	-
Termination of a liability	-	(1.3)	-	(1.7)
Reduction of committed future cash outlay	-	(2.0)	-	(2.0)
Adjusted EBITDA	24.4	20.8	68.2	50.0
growth	*17%*		*36%*	
Adjusted EBITDA Margin	15.7%	16.5%	12.5%	11.7%

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Quarter Ended December 31, 2007 MDC Adjusted EBITDA Reconciliation

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended December 31, 2007

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate	Total
MDC's Share of EBITDA*	$14,832	$3,037	$3,978	($4,327)	$17,520
Retention payments and other	875	-	-	303	1,178
MDC Adjusted EBITDA**	$15,707	$3,037	$3,978	($4,024)	$18,698

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

MDC PARTNERS

Quarter Ended December 31, 2006 MDC Adjusted EBITDA Reconciliation

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended December 31, 2006

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate	Total
MDC's Share of EBITDA*	$15,342	$2,616	$4,406	($5,732)	$16,632
Consolidation of Equity Affiliates	138	-	237	-	375
Termination of a Liability	(754)	-	-	-	(754)
Reduction of Committed Future Cash Outlay	(1,980)	-	-	-	(1,980)
MDC Adjusted EBITDA**	$12,746	$2,616	$4,643	($5,732)	$14,273

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

MDC PARTNERS

YTD December 31, 2007 MDC Adjusted EBITDA Reconciliation

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Twelve Months Ended December 31, 2007

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate	Total
MDC's Share of EBITDA**	$39,467	$9,795	$10,357	($17,706)	$41,913
Costs related to CFO change	-	-	-	1,883	1,883
Retention payments and other	3,500	-	-	365	3,865
MDC Adjusted EBITDA**	$42,967	$9,795	$10,357	($15,458)	$47,661

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

MDC PARTNERS

YTD December 31, 2006 MDC Adjusted EBITDA Reconciliation

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Twelve Months Ended December 31, 2006

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate	Total
MDC's Share of EBITDA**	$39,807	$6,918	$11,939	($19,074)	$39,590
Client Termination Payment	(5,250)	-	-	-	(5,250)
Consolidation of Equity Affiliates	947	-	469	-	1,416
Termination of a Liability	(1,015)	-	-	-	(1,015)
Reduction of Committed Future Cash Outlay	(1,980)	-	-	-	(1,980)
MDC Adjusted EBITDA**	$32,509	$6,918	$12,408	($19,074)	$32,761

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

MDC PARTNERS

Adjusted Earnings Per Share Reconciliation

MDC PARTNERS INC.
RECONCILIATION OF CASH EARNINGS TO
ADJUSTED CASH EARNINGS PER SHARE
(US$ in 000s, except per share amounts)

	Twelve Months Ended December 31,	
	2007	2006
Cash Earnings	$31,389	$29,253
Costs related to CFO change	1,883	-
Retention payments and other	3,865	-
Client termination payment	-	(5,250)
Consolidation of equity affiliates	-	1,416
Termination of a liability	-	(1,691)
Reduction of committed future cash outlay	-	(1,980)
Tax Effect and other charges	(2,186)	3,002
Adjusted Cash Earnings	$34,951	$24,750
Adjusted Cash EPS	$1.40	$1.04

MDC PARTNERS

Definition of Non-GAAP Measures

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization and stock-based compensation. A reconciliation of "EBITDA" to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on February 27, 2008.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Cash Earnings:** Cash earnings is a non-GAAP measure that represents loss from continuing operations plus depreciation and amortization, stock based compensation and other non-cash charges.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest plus cash distributions from unconsolidated affiliates less capital expenditures, net, less cash interest, net, less cash taxes.